OLD MUTUAL ADVISOR FUNDS

               OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
                 OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
              OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
                  OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

                         SUPPLEMENT DATED MARCH 2, 2006

 TO CLASS A AND C PROSPECTUS AND CLASS Z AND INSTITUTIONAL CLASS PROSPECTUS
  BOTH DATED NOVEMBER 28, 2005 (AS PREVIOUSLY SUPPLEMENTED ON JANUARY 3, 2006)


This Supplement updates certain information contained in the currently effective Prospectuses of Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, and Old Mutual Asset Allocation Growth Portfolio (the "Portfolios"), series funds of Old Mutual Advisor Funds (the "Trust"), dated November 28, 2005, as supplemented on January 3, 2006. You should retain your Prospectuses and all current supplements for future reference. You may obtain an additional copy of a Prospectus or supplement, free of charge, by calling toll-free at 1-888-744-5050 or via the Internet at www.OldMutualCapital.com.

MORNINGSTAR ACQUISITION OF IBBOTSON
--------------------------------------------------------------------------------

Ibbotson Associates Advisors, LLC ("Ibbotson") was purchased by Morningstar, Inc. ("Morningstar") on March 1, 2006. Prior to this date, Ibbotson provided asset allocation consulting services to Old Mutual Capital, Inc. ("OMCAP"), the investment adviser to the Portfolios, pursuant to a sub-advisory agreement. This sub-advisory agreement automatically terminated upon Ibbotson's purchase by Morningstar.

NEW INVESTMENT SUB-ADVISORY ARRANGEMENT
--------------------------------------------------------------------------------

The Board of Trustees of the Trust, including all its independent Trustees, approved a new sub-advisory arrangement with Ibbotson, which will not be effective until approved by shareholders.

UPCOMING SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

More information regarding the new sub-advisory agreement will be contained in proxy materials that are expected to be delivered to shareholders on or about March 27, 2006.

INTERIM SUB-ADVISORY AGREEMENT
--------------------------------------------------------------------------------

In order to avoid disruption of the Portfolios' investment management program pending shareholder approval of a new sub-advisory agreement, the Board approved an interim sub-advisory agreement with Ibbotson, pursuant to which Ibbotson will serve as the strategic asset allocation consultant and sub-advisor to OMCAP. The interim sub-advisory agreement commenced on February 28, 2006 (the "Commencement Date"). The interim sub-advisory agreement will remain in effect for each Portfolio for a period that will expire on the earlier of: (i) the date on which the shareholders of each Portfolio approve the new sub-advisory agreement with Ibbotson; and (ii) 150 days after the Commencement Date.

DESCRIPTION OF IBBOTSON
--------------------------------------------------------------------------------

Ibbotson is a Delaware limited liability company located at 225 North Michigan Avenue, Chicago, Illinois 60601. Ibbotson has been a sub-advisor to the Portfolios since 2004, providing asset allocation consulting services to OMCAP. Ibbotson is a leading authority on asset allocation, providing products and services to help investment professionals obtain, manage, and retain assets.